SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On April 28, 2017, Watts Water Technologies, Inc. (the “Company”) announced that it began reporting the results of Watts Industries Middle East FZE, an indirect, wholly owned subsidiary, within the Company’s former Asia-Pacific segment, effective as of January 1, 2017.  These results had previously been reported within the Company’s former Europe, Middle East and Africa segment (“EMEA”). The Company now refers to its three geographic segments as Americas, Europe, and Asia-Pacific, Middle East and Africa (“APMEA”).  This change does not represent a change in the Company’s reportable segments and represents only a change to composition of its segments.

Exhibit 99.1 attached hereto contains a retrospective revision of the quarterly, year-to-date, and annual operating results by operating segment of the Company for 2016 and the annual operating results by operating segment for 2015 and is incorporated herein by reference. Exhibit 99.1 is unaudited and is being furnished by the Company as of the date hereof as supplementary information to investors about the reclassification of the results of Watts Industries Middle East FZE to the Company’s Asia-Pacific, Middle East and Africa segment previously recorded within the Europe segment.

In Exhibit 99.1 to this Current Report on form 8-K, we refer to non-GAAP financial measures  and provide a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in our consolidated financial statements prepared in accordance with GAAP. We believe that these financial measures are appropriate to enhance an overall understanding of our historical financial performance and future prospects. Adjusted operating income and adjusted operating margins eliminate certain expenses incurred in the periods presented that relate primarily to our global restructuring programs, deployment costs, acquisition related costs, gains on acquisition and disposition,  the related income tax impacts on these items and other tax adjustments. Management then utilizes these adjusted financial measures to assess the run-rate of the Company’s operations against those of comparable periods.  For these reasons, management believes these non-GAAP financial measures can be useful to investors, potential investors and others. The Company’s non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits.                               See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Todd A. Trapp
Todd A. Trapp
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Supplementary Financial Information